SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

                       File Numbers: 333-41565 and 811-850

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/
                        Pre-Effective Amendment No. 1                        / /
                        Post-Effective Amendment No. 1                       /X/
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/
                               Amendment No. 2                               /X/
                        (Check appropriate box or boxes.)




                                 THE BOYLE FUND
               (Exact name of Registrant as Specified in Charter)



              2062 JACKSON STREET, SAN FRANCISCO, CALIFORNIA    94109
                (Address of Principal Executive Offices)       Zip Code
        Registrant's Telephone Number, including Area Code (415) 923-5855




                                Michael J. Boyle
                       Boyle Management and Research, Inc.
              2062 Jackson Street, San Francisco, California 94109
                     (Name and Address of Agent for Service)




                        Copies of all communications to:

                             Michael J. Meaney, Esq.
                     Benesch, Friedlander, Coplan & Aronoff
                                200 Public Square
                              Cleveland, Ohio 44114




Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement. Pursuant to Rule 24F-2 under the Investment Company Act of 1940, Registrant has elected to register an indefinite number of shares of beneficial interest. The amount of the registration fee pursuant to Rule 24f-2 of the Investment Company Act of 1940 is $500. The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section (8), may determine.

                                 THE BOYLE FUND

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933



PART A



ITEM NO.   REGISTRATION STATEMENT CAPTION       CAPTION IN PROSPECTUS


1.         Cover Page                           Cover Page

2.         Synopsis                             Prospectus Summary; Summary of
                                                Fund Expenses

3.         Condensed Financial Information      Not Applicable

4.         General Description of Registrant    General Information; Investment
                                                Objective, Policy and Risk
                                                Considerations

5.         Management of the Fund               Investment Advisory and Other
                                                Services; General Information

6.         Capital Stock and Other Securities   Cover Page; General Information;
                                                Dividends and Distributions;
                                                Taxes

7.         Purchase of Securities Being         How to Purchase Shares;
           Offered                              Calculation of Share Price

8.         Redemption or Repurchase             How to Redeem Shares

9.         Pending Legal Proceedings            Not Applicable

PART B
ITEM NO.   CAPTION IN PROSPECTUS                  REGISTRATION STATEMENT CAPTION

10.        Cover Page                             Cover Page

11.        Table of Contents                      Table of Contents

12.        General Information and History        The Fund

13.        Investment Objectives and Policies     Investment Objectives,
                                                  Policies and Risk
                                                  Considerations; Quality
                                                  Ratings of Corporate Bonds and
                                                  Preferred Stocks; Investment
                                                  Restrictions; Securities
                                                  Transactions; Portfolio
                                                  Turnover

14.        Management of the Fund                 Management of the Trust

15.        Control Persons and Principal          Principal Security
           Holders of Securities                  Holders

16.        Investment Advisory and Other          The Investment Adviser;
           Services                               Custodian; Auditors; Maxus
                                                  Information Services, Inc.

17.        Brokerage Allocation and Other         Securities Transactions
           Practices

18.        Capital Stock and Other Securities     The Fund; Management

19.        Purchase, Redemption and Pricing       Purchase, Redemption,
           of Securities Being Offered            and Pricing of Shares

20.        Tax Status                             Taxes

21.        Underwriters                           Not Applicable

22.        Calculation of Performance Data        Historical Performance
                                                  Information

23.        Financial Statements                   Financial Statements


PART C

The information to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS


                                January ___, 1998




                             THE BOYLE MARATHON FUND

                                 A No-Load Fund


                               2062 Jackson Street
                             San Francisco, CA 94109


                                 (415) 923-5855



The Boyle  Marathon  Fund (the  "Fund")  is a  portfolio  of the Boyle Fund (the
"Trust"), a Delaware business trust. The Trust is an open-end management investment company that is authorized to offer shares of beneficial interest ("shares") in series, with each series representing a distinct fund having its own investment objectives and policies. At present, the Fund is only one series authorized by the Trust. The Fund is non-diversified and has the primary investment objective of long-term growth of capital. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. The Fund will invest primarily in securities of companies in the high technology, financial service, pharmaceutical, and retail fields, which are believed to have potential for capital appreciation. The Fund intends to focus on companies with headquarters or with large operations in the San Francisco/Silicon Valley area, however, the Fund does not intend to be limited to such companies. The Fund may also invest portions of its total assets in securities that entail special risks, such as foreign securities and securities of unseasoned issuers. Please see "Investment Objectives, Policies and Risk Considerations" in this Prospectus for additional information.

As an open-end management investment company, the Fund will offer its shares on a continuous basis and will redeem its shares upon the demand of a shareholder. Sales and redemptions will be effected at the net asset value per share next determined after receipt of a proper order. The investor will pay no sales charge or redemption fee.

The initial minimum investment in the Fund is $2,500 unless the investment is made by an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Subsequent investments in the Fund must be at least $50. Lower minimums are available to investors purchasing shares of the Fund through certain brokerage firms. Please see "How to Purchase Shares" in this Prospectus for additional information.

Boyle Management and Research, Inc. will serve as the investment adviser to the Fund. Boyle Management and Research, Inc. intends to focus its research with the objective of long-term growth. Please see "Investment Advisory and Others Services" in this Prospectus for additional information.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please retain it for future reference. A Statement of Additional Information dated January __, 1998, has been filed with the Securities and Exchange Commission and is hereby incorporated be reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below.


For Information or Assistance in Opening an Account, Please Call: Nationwide (Toll-Free). 1-888-88 BOYLE


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


              Investors are advised to read this Prospectus and to
                        retain it for future reference.

                             THE BOYLE MARATHON FUND


Board of Trustees,  The Boyle Fund
 Michael J. Boyle, Chairman
 Joanne E. Boyle
 James A. Hughes, Jr.
 Edward Loftus

Officers
 Michael J. Boyle, President and CEO
 Joanne E. Boyle, Vice-President and CFO


Investment Adviser
 Boyle Management and Research, Inc.
 2062 Jackson Street
 San Francisco, CA 94109


Transfer Agent/Administrator
 Maxus Information Systems, Inc.
 The Tower at Erieview, 36th Floor
 1301 East Ninth Street
 Cleveland, OH 44114
 (Toll-Free) 1-888-88-BOYLE





                                TABLE OF CONTENTS


           Prospectus Summary..................................................6
           Summary of Fund Expenses............................................7
           Investment Objectives, Policies and Risk Considerations.............7
           Investment Advisory and Other Services..............................9
           How to Purchase Shares.............................................10
           How to Redeem Shares...............................................11
           Shareholder Services...............................................11
           Dividends and Distributions........................................12
           Taxes..............................................................12
           Calculation of Share Price.........................................13
           Performance Information............................................13
           General Information................................................13


No person has been authorized to give any information or to make any representation with respect to the Fund other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

PROSPECTUS SUMMARY


INVESTMENT OBJECTIVES AND POLICIES
The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the high technology, financial services, pharmaceutical, and retail fields, which are believed to have potential for increase in price over a three to five year period of time. The receipt of income is a secondary objective. The Fund intends to focus on companies with headquarters or with large operations in the San Francisco/Silicon Valley area, however, the Fund does not intend to be limited to such companies.


THE TRUST
The Boyle Fund is a Delaware business trust organized in October 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, which will issue its shares in series, with each series representing a distinct fund having its own investment objectives and policies. The Board of Trustees to date has authorized the issuance of shares only in the series constituting the Boyle Marathon Fund but may authorize additional series in the future without approval of the shareholders.


RISK FACTORS GENERALLY
An investment in the Fund may be subject to certain risks hereinafter described, including general risks associated with all securities investments. There can be no assurance the Fund will be able to achieve its investment objectives. See "Investment Objectives, Policies and Risk Considerations."

NON-DIVERSIFICATION
The Fund will be operated as a "non-diversified" investment company so that more than 5% of the Fund's assets may be invested in the securities of any one issuer. As a result of its non-diversified status, the Fund's shares may be more susceptible to adverse change in the value of securities of a particular company than would be the shares of a diversified investment company. The Fund nevertheless has elected, and intends to qualify, to be treated as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended ("the Code") and to meet the Code's separate requirements for portfolio diversification.


PURCHASES OF SHARES
Shares of the Fund may be purchased at the next determined net asset value per share (see "Calculation of Share Price"). Shares will be sold without a sales load, with an initial investment of at least $2,500, or $2,000 for initial investments by an IRA (see "How to Purchase Shares"). Subsequent investments must be made in a minimum amount of at least $50, subject to certain exceptions. Purchases may be made by check or by bank wire. Lower minimums are available to investors purchasing shares of the Fund through certain brokerage firms.


REDEMPTIONS  OF SHARES
Investors will be able to redeem shares at their next determined net asset value per share by so instructing the Fund's Transfer Agent. See "How to Redeem Shares."


INVESTMENT ADVISER
The Fund will be managed by Boyle Management and Research, Inc. (the "Investment Adviser"). The Investment Adviser is paid a monthly management fee at the annual rate of 1.5% of the Fund's average daily net assets. The Investment Adviser is also responsible for the provision of administrative services to the Fund, for which it receives an additional fee. From time to time, the Investment Adviser may waive all or some of its fees which would have the effect of lowering the Fund's overall expense ratio and increasing the return to shareholders during the period such amount is waived or assumed.


TRANSFER AGENT
The Investment Adviser has retained Maxus Information Systems, Inc. (the "Transfer Agent"), 28601 Chagrin Boulevard, Cleveland, Ohio 44114, to provide administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. For further information on the Transfer Agent, see "Investment Advisory and Other Services."


DIVIDENDS
The Fund intends to declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Code. See "Taxes." Currently, the Fund intends to distribute income and capital gains annually. All dividends and distributions will be reinvested automatically in shares of the Fund unless the shareholder elects otherwise. See "Dividends and Distributions."

SUMMARY OF FUND EXPENSES


The purpose of the tables below is to assist investors in understanding the various costs and expenses an investor in the Fund will bear directly or indirectly. There are no sales charges, "loads" or maintenance charges of any kind imposed on the purchase of shares (see "How to Purchase Shares").

Investor Transaction Expenses
   Maximum sales load imposed on purchases...........................    None
   Maximum sales load imposed on reinvested dividends................    None
   Deferred sales load...............................................    None


Annual Fund Operating Expenses (as a percentage of average net assets)
   Management Fees..................................................    1.50%
   12b-1 Fees.......................................................     None
   Other Expenses...................................................    1.10%
                                                                        -----


   Total Fund Operating Expenses....................................    2.60%
                                                                        -----


Example
Assuming: (i) a $1,000 investment and (ii) a 5% annual return, an investor would be charged the following expenses over the periods indicated:


                                 1 Year      3 Years

                                  $27          $84

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The percentages expressing Annual Fund Operating Expenses are based on amounts projected to be incurred during the first fiscal year. Please see "Investment Advisory and Other Services" for a description of the Fund's expenses.


INVESTMENT OBJECTIVES, POLICIES AND RISK
CONSIDERATIONS


INVESTMENT OBJECTIVES
The Fund's primary investment objective is long-term growth of capital. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. The Fund's investment objectives may not be changed without shareholder approval. Potential investors should be aware that risks exist in all types of investments and there can be no assurance that the Fund will be successful in achieving its investment objectives. The Fund's investment policies are outlined below, and where applicable, factors that may increase the risk of investing in the Fund have been noted.


INVESTMENT POLICIES
EQUITY SECURITIES
The Fund will invest primarily (i.e., under normal circumstances, at least 65% of the value of the Fund's total assets) in equity securities of companies in the high technology, financial service, pharmaceutical, and retail fields which are believed to have potential for capital appreciation over a three to five year period Equity securities include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large, well-known companies as well as smaller, less well-known companies. The Fund intends to focus on companies with headquarters or with large operations in the San Francisco/Silicon Valley area, however, the Fund does not intend to be limited to such companies. Investments in such companies can be more volatile than the broader market.

The Investment Adviser's analysis of a potential investment will focus on (1) valuing an enterprise and purchasing securities of the enterprise when that value exceeds the market price, and (2) recognizing a company that is well-positioned in a growth market and purchasing securities in the enterprise when in the opinion of the Investment Adviser there is strong potential that the market price will appreciate over a three to five year period. The Investment Adviser intends to focus on the fundamental worth of the companies under consideration, where fundamental worth is defined as the value of the basic businesses of the firm, including products, technologies, customer relationships and other sustainable competitive advantages. Fundamental worth is a reflection of the value of an enterprise's assets and its earning power, and will be determined by use of price-earnings ratios and comparison with sales of comparable assets to independent third party buyers in arms' length transactions. Balance sheet strength, the ability to generate earnings and strong competitive positions in high growth markets are the major factors in appraising an investment. Little weight will be given to current dividend income. Applicable price-earnings ratios depend on the earnings potential of an enterprise as determined by the Investment Adviser. For example, an enterprise that is a relatively high growth company would normally command a higher price-earnings ratio than lower growth companies because expected future profits would be higher.

The Fund will invest primarily in equity securities, which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Adviser. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. The Fund does not presently intend to invest more than 5% of its net assets in securities of companies with less than three years of continuous operation or in securities that are subject to legal or contractual restrictions on resale. Investments in the equity securities of companies in the high technology and pharmaceutical fields are subject to the risk that the primary products of the issuer may be overtaken by newer products or by price cutting by competitors with similar products, reducing the value of the Fund's holdings. Investments in the equity securities of retail companies may be subject to the overall economy, consumer confidence, wage gains, changes in taxes, changes in employment levels, and even the weather; these risks are inherent in such investments and are beyond the control of the Investment Adviser. Investments in the equity securities of financial service companies are subject to the risk of changes in interest rates and the widely held expectations for such changes; again, these matters are beyond the control of the Investment Adviser.

The Fund may from time to time invest a substantial portion of its assets in small capitalization companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

FOREIGN SECURITIES
The Fund may purchase foreign securities that are listed on a foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States on over-the-counter markets. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest up to 5% of the value of its total assets (at time of purchase, giving effect thereto) in the securities of foreign issuers and obligors. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investment may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.

DEBT SECURITIES
The Fund may also invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that are sold at a time when prevailing interest rates are lower than they were at the time of investment will normally result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will normally be realized. Accordingly, investments in debt obligations will be made when the Investment Adviser expects that prevailing interest rates will be falling, and will be sold when the Investment Adviser expects interest rates to rise.

The Fund's investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc., or unrated securities determined by the Investment Adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale. Please refer to the Fund's Statement of Additional Information for a description of these ratings.

FUNDAMENTAL INVESTMENT POLICIES
The Fund has adopted the following fundamental investment policies, which may not be changed without shareholder approval:

DIVERSIFICATION OF INVESTMENTS
As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of the Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables;
(ii) U.S. Government securities; (iii) securities of other registered investment companies; and (iv) securities (other than U.S. Government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. The Fund will not invest more than 5% of its total assets in the securities of any single investment company nor more than 10% of its total assets in the securities of all other investment companies. While the Fund does not presently intend to invest in other investment companies, to the extent that the Fund does invest in such companies, there will be a duplication of fees and expenses on that portion of the Fund's assets.

CONCENTRATION OF INVESTMENTS
The Fund intends to concentrate its investments in the following group of industries: high technology; financial services; pharmaceutical, and retail. By concentrating in this group of industries, the Fund may invest 25% or more of its assets in the group of industries. The Fund's focus on those areas should not be considered as a limitation on investments in other fields.

BORROWING
The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 5% of the Fund's total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above.

OTHER INVESTMENT POLICIES
The Fund proposes to follow certain other investment policies set forth below, which are not matters of fundamental policy and may be changed at the discretion of the management of the Fund, without a vote of the shareholders:

COMPANIES WITH LESS THAN THREE-YEARS' CONTINUOUS OPERATION
The Fund may purchase securities of any company with a record of less than three-years' continuous operation (including that of predecessors) but only to the extent that such purchase would not cause the Fund's investments in all such companies to exceed 5% of the value of the Fund's net assets at the time, giving effect to the purchase. Investments in the securities of such companies often involve higher risks because the management may lack experience, or the company may lack the financial resources to compete with larger companies, or the newer issuer may not have the product diversification needed to stay competitive.

WARRANTS
The Fund may purchase warrants, valued at the lower of cost or market, but only to the extent that such purchase does not exceed 5% of the Fund's net assets at the time of purchase. Investments in warrants generally run the same risks as direct investments in the securities of the issuer plus the additional risk of the warrant's expiration date.

PORTFOLIO TURNOVER
The Fund will not seek to realize profits by anticipating short-term market movements. The Fund intends to purchase securities for long-term capital appreciation. Under ordinary circumstances, securities will be held for more than one year. While the rate of portfolio turnover will not be a limiting factor when the Investment Adviser deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover generally will not exceed 40%. Portfolio turnover is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all debt securities with remaining maturities of one year or less when purchased by the Fund.


MONEY MARKET INSTRUMENTS
For defensive purposes, the Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 or better by Standard & Poor's Ratings Group or Prime-1 or better by Moody's Investors Service, Inc., repurchase agreements, shares of money market investment companies, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. Please refer to the Statement of Additional Information for a description of these ratings.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
The Trust retains Boyle Management and Research, Inc., 2062 Jackson Street, San Francisco, California 94109 as its Investment Adviser. Michael J. and Joanne E. Boyle, who also serve as Trustees of the Trust, control the Investment Adviser. Mr. and Mrs. Boyle have served as the portfolio managers of the Fund since the Fund's inception. Prior to his association with the Investment Adviser, Mr. Boyle was Vice President of Business Development for a division of Harris Corporation, an information processing and communications company headquartered in Melbourne, Florida from April 1990 to June 1996; from July 1996 to January 1997, Mr. Boyle served as Senior Counsel for Harris Corporation. Prior to her association with the Investment Adviser, Mrs. Boyle served as President of Deck the Walls, a retail business in Melbourne, Florida from August 1983 to October 1997. Michael and Joanne Boyle have no portfolio management experience.

Under an investment advisory contract (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to supervision of the Trust's Board of Trustees. Such officers and employees as well as certain trustees of the Trust may be directors, officers or employees of the Investment Adviser or its affiliates.

All orders for transactions in securities on behalf of the Fund are placed with broker-dealers selected by the Adviser. The Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those that other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services provided.

Under the Advisory Agreement, the Investment Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Investment Adviser, (ii) compensation of the Investment Adviser's personnel and payment of other expenses in connection with provision of portfolio management services under the Advisory Agreement, and (iii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Investment Adviser under the Advisory Agreement, the Investment Adviser receives from the Fund a management fee equal to 1.5% per annum of the Fund's average daily net assets. The management fee is accrued daily in computing the net assets of the Fund for the purpose of determining the offering and redemption price per share, and is paid to the Investment Adviser at the end of each month. This fee is greater than that paid by other investment companies.

FUND ADMINISTRATION
The Trust has entered into a separate contract with the Investment Adviser wherein the Investment Adviser is responsible for providing administrative and supervisory services to the Fund (the "Administration Agreement"). Under the Administration Agreement, the Investment Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are required to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, the Investment Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations, including ordinary legal expenses. The Investment Adviser has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses, expenses of the Trustees who are not officers of the Investment Adviser, annual independent audit expenses of the Fund, and any extraordinary and non-recurring expenses, all of which will be borne by the Fund.

Pursuant to an agreement between the Fund and the Investment Adviser, organizational expenses for the Fund have been advanced by the Investment Adviser in exchange for restricted shares in the Fund. Such shares can not be redeemed until the organizational expenses have been repaid. The Fund plans to repay these expenses over a five-year period beginning in 1998.

For the services rendered by the Investment Adviser under the Administration Agreement, the Investment Adviser receives a fee at the annual rate of 1% of the Fund's average daily net assets.

The Investment Adviser has retained Maxus Information Systems, Inc. (the "Transfer Agent") to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Investment Adviser in providing executive, administrative and regulatory services to the Fund. The Investment Adviser (not the Fund) pays the Transfer Agent's fees for these services.


HOW TO PURCHASE SHARES
Your initial investment in the Fund must be at least $2,500 (or $2,000 for IRAs). Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. <Direct purchase orders received by
<the Transfer Agent after 4:00p.m., Eastern time, are confirmed at the net asset
<value next determined  after receipt of such purchase orders.  This means that>
direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.


You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to The Boyle Marathon Fund, 1301 East Ninth Street, 36th Floor, Cleveland, Ohio 44114. Checks should be made payable to the "Boyle Marathon Fund." An account application is included in this Prospectus.

The Fund mails confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund reserves the rights to limit the amount of investments and to refuse to sell to any person.

Investors should be aware that the Fund's account application contains provisions in favor of the Fund and certain of its affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (nationwide call toll-free 1-888-88-BOYLE) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank, which will wire the money.

Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Fund reserves the right to charge shareholders for this service upon 30-days' prior notice to shareholders.

You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. Checks should be sent to The Boyle Marathon Fund, 1301 East Ninth Street, 36th Floor, Cleveland, Ohio 44114. Checks should be made payable to the "Boyle Marathon Fund." Bank wires should be sent as outlined above. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account.

HOW TO REDEEM SHARES
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. There is currently no charge for processing wire redemptions. However, the Fund reserves the right, upon 30-days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may also redeem shares by placing a wire redemption through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Fund or the Transfer Agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is made within seven business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

Because the net asset value of the Fund's shares will fluctuate, the amount that a shareholder receives upon redemption may be more or less than the amount paid for the shares.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $2,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60-days to increase the value of your account to the minimum amount.

The Trust  reserves the right to suspend the right of  redemption or to postpone
the  date  of  payment  for  more  than  seven   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

SHAREHOLDER SERVICES
Contact the Transfer Agent (nationwide call toll-free 1-888-88-BOYLE) for additional information about the shareholder services described below.


TAX-DEFERRED RETIREMENT PLANS
Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans and "Roth IRAs" for individuals and their non-employed spouses

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial account for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code


DIRECT DEPOSIT PLANS
Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.


AUTOMATIC INVESTMENT PLAN
You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Fund pays the costs associated with these transfers, but reserves the right, upon 30-days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.


DIVIDENDS AND DISTRIBUTIONS
The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, annually. Dividends and distributions are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by written instructions to the Transfer Agent.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option.


TAXES
The following discussion relates solely to the federal income tax treatment of dividends and distributions by the Fund. Investors should consult their own tax advisers for further details and for the application of state, local and foreign tax laws to their particular situations.

The Fund intends to qualify and has elected to be treated as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax based on net income on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's requirements.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are currently taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income.

In view of the Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of the Fund's gross income. Distributions by the Fund of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as long-term capital gains, without regard to the length of time a shareholder has held Fund shares. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.

To avoid a 31% federal backup withholding tax requirement on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number to the Fund on the investment application and provide certain other certifications. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income. Amounts withheld by the Fund are applied to the shareholder's federal income tax liability. In addition, foreign shareholders may be subject to federal income tax withholding of up to 30% of dividends, distributions and redemption proceeds from the Fund.

Reports containing appropriate federal income tax information (relating to the tax status of dividends and capital gain distributions by the Fund) will be furnished to each shareholder not later than 30 days following the close of the calendar year during which the payments are made.

The above discussion concerning the taxation of dividends and distributions received by shareholders is applicable whether a shareholder receives such payment in cash or reinvests such amount in additional shares of the Fund. Thus, dividends and distributions, which are taxable as ordinary income or long-term capital gain, are so taxable whether received in cash or reinvested in additional shares of the Fund.

Additional information regarding the taxation of the Fund and its shareholders is contained in the Statement of Additional Information under "Taxes."


CALCULATION OF SHARE PRICE
On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. Net asset value is determined on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities, as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.


PERFORMANCE INFORMATION
The Fund may, from time to time, include figures indicating its total return and average annual total return in advertisements or reports to shareholders or prospective investors. Total return is based on the overall or percentage change in value of a hypothetical investment in the Fund and assume all of the Fund's dividends and capital gains distributions are reinvested A cumulative total return reflects the Fund's performance over a stated period of time (for example one and five year periods or since inception). Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a further description of the methods to be used to determine the Fund's average annual total return, please refer to "Performance Information" in the Statement of Additional Information. Additional information about the performance of the Fund will be contained in the Fund's Annual Report to Shareholders, which may be obtained from the Fund without charge.


GENERAL INFORMATION

Organization and Capital Structure
The Trust was organized in October 1997 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. The Trust currently has authorized the issuance of only one series of shares, the Fund. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each share of the Fund has one vote. The voting rights of shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all Trustees being elected. If the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Fund. The Board exercises all of the rights and responsibilities required by, or made available under, the Delaware Business trust Act.


SHAREHOLDER MEETINGS AND INQUIRIES
Annual meetings of shareholders will not be held unless called by the shareholders pursuant to the Delaware Business Trust Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the shareholders may be held, however, at any time and for any purpose, (i) if called by the Chairman of the Board of Trustees, (ii) if called by one or more shareholders holding 10% or more of the shares entitled to vote on matters presented to the meeting, or (iii) if an annual meeting is not held within any 13-month period, upon application of any shareholder, a court of competent jurisdiction may order that such meeting be held. Shareholders may address any inquiry about the Fund to The Boyle Fund, 2062 Jackson Street, San Francisco, CA 94109 or by calling 1-415-923-5855.


REPORTS TO SHAREHOLDERS
The Fund will issue semiannual reports, which will include a list of securities owned by the Fund, and financial statements which, in the case of the annual report, will be examined and reported upon by the Fund's independent auditors.

                             THE BOYLE MARATHON FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                                January __, 1998

           This Statement of Additional Information is not a Prospectus, but is to be read in conjunction with the Prospectus of The Boyle Marathon Fund dated January __, 1998. A copy of the Fund's Prospectus can be obtained by writing the Fund at 2062 Jackson Street, San Francisco, California 94109, or by calling the Fund at 1-415-923-5855.


                                TABLE OF CONTENTS

The Fund......................................................................15
Definitions, Policies and Risk Considerations.................................15
Quality Ratings of Corporate Bonds and Preferred Stocks.......................17
Investment Restrictions.......................................................18
Management of the Trust.......................................................19
Principal Security Holders....................................................19
Investment Advisory and Other Services........................................20
Securities Transactions.......................................................21
Purchase, Redemption and Pricing of Shares....................................21
Performance Information.......................................................22
Taxes.........................................................................23
Custodian.....................................................................24
Auditors......................................................................24
Financial Statement...........................................................24
Miscellaneous Information.....................................................24


                                    THE FUND

         The Boyle Fund (the "Trust") was organized as a Delaware business trust in October 1997. The Trust currently offers one series of shares to investors, The Boyle Marathon Fund (the "Fund").

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities of the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income of the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets of the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, of the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Policies and Risk Considerations") appears below:

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         BANK  DEBT  INSTRUMENTS.  Bank debt  instruments  in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 5% of the value of its net assets would be invested in such securities and other illiquid securities.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 5% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the
Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         MONEY MARKET SECURITIES. The Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market fund involves payment of such fund's pro rated share of advisory and administrative fees charged by such fund, in addition to those paid by the Fund.

         WARRANTS. The Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

         FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund, which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

         BORROWING. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

         The Fund does not intend presently to invest more than 5% of its net assets in illiquid securities. In the event that the Fund's investments in illiquid securities are deemed to exceed 5% of the Fund's net assets due to changes in the liquidity of securities already held, the Fund will expeditiously dispose of such securities in order to satisfy the 5% limitation.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

         The ratings of Moody's and Standard & Poor's for corporate bonds in which the Fund may invest are as follows:

         MOODY'S

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         STANDARD & POOR'S

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         The ratings of Moody's and Standard & Poor's for preferred stocks in which the Fund may invest are as follows:

         MOODY'S

         aaa - An issue that is rated aaa is considered to be a top- quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa - An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a - An issue which is rated a is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa - An issue that is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         STANDARD & POOR'S

         AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

         BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.


                             INVESTMENT RESTRICTIONS

                  The Fund has adopted the following investment restrictions as matters of fundamental investment policy, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Fund may not:

         1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund does not intend to invest more than 5% of net assets in restricted securities.

         2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

         3. Purchase or sell commodities or commodity contracts, including futures contracts.

         4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e. loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.

         5.       Purchase   securities  on  margin,  but  it  may  obtain  such
                  short-term credits as may be necessary for the clearance of purchases and sales of securities.

         6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made.

         7.       Purchase or sell puts and calls on securities.

         8.       Make short sales of securities.

         9. Participate on a joint or joint and several basis in any securities trading account.

         10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

         11. Invest in or hold securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund or the Investment Adviser (defined below) owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.


         12.      Invest  25% or more of its  assets in an  industry  except the
                  Fund will invest 25% or more in the following group of industries: high technology, financial services, pharmaceutical, and retail industries.

         With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

                             MANAGEMENT OF THE TRUST

         The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Certificate of Trust, which Certificate of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Certificate of Trust, the Trustees shall elect a Chairman, who shall appoint officers, including a president, and a Chief Financial Officer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their current annual compensation from the Trust.


NAME                        AGE     POSITION HELD                   COMPENSATION

*Michael J. Boyle            50     Trustee/President                    $0
*Joanne E. Boyle             50     Trustee/Chief Financial Officer      $0
 James A. Hughes,  Jr.       67     Trustee                              $0
 Edward Loftus               31     Trustee                              $0

      Mr. Boyle and Mr. Loftus are first cousins.
* This Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) by virtue of his affiliation with the Investment Adviser.


The principal occupations of the Trustees and officers of the Fund during the past five years are set forth below:

         MICHAEL J. BOYLE, 2062 Jackson Street, San Francisco, California 94109 is the Founder and has been President of Boyle Management and Research, Inc. since its founding in October 1997. From April 1990-June1996, Mr. Boyle was the Vice President of Business Development for a division of Harris Corporation, an information processing and communication company; from July 1996 to January 1997, Mr. Boyle was Senior Counsel for Harris Corporation. Mr. Boyle was a consultant from January 1997 to October 1997.

         JOANNE E. BOYLE, 2062 Jackson Street, San Francisco, California 94109 is the Co-Founder and has been the Chief Financial Officer of Boyle Management and Research, Inc. since its founding in October 1997. From August 1983 to December 1997, she served as President of Deck the Walls, a privately owned retail store in Melbourne, Florida.

         JAMES A. HUGHES, JR., 1111 Dorset Drive, West Chester, Pennsylvania 19382 is currently a Private Investor; prior to this he served as a Vice President of ORA of Mt. Laurel, New Jersey, from February 1993 to June 1994; and prior to this, he served as Vice-President of Manchester, Wilmington, Delaware from May 1992 to January 1993.

         EDWARD LOFTUS, 11038 Cannonade Lane, Parker, Colorado 80134, is currently the President of the Loftus Insurance Agency, Inc.; he served in this capacity from January 1995; prior to this, he was a District Manager for Akzo Nobel, NA from June 1993 to December 1994; prior to this, he was a student at Notre Dame University from June 1992 to June 1993.

                           PRINCIPAL SECURITY HOLDERS

                         As of December __, 1997, all of the outstanding shares if the Fund were owned by Boyle Management and Research, Inc., 2062 Jackson Street, San Francisco, California 94109. A shareholder who beneficially owns, directly or indirectly, 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940
         Act) of the Fund. Boyle Management and Research, Inc. is controlled by Michael J. Boyle, Trustee and President of the Trust, and Joanne E. Boyle, Trustee and Chief Financial Officer of the Trust.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

         Boyle Management and Research, Inc., a California corporation, 2062 Jackson Street, San Francisco, California 94109 (the "Investment Adviser"), is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Investment Adviser is controlled and wholly owned by Michael J. and Joanne E. Boyle.

         The Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser was approved by the Board of Trustees of the Trust, including a majority of the Trustees who were not a party to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of a party to the Advisory Agreement, at a Board of Trustees meeting held on December 6, 1997.

         Under the Advisory Agreement, the Investment Adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Fund's securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

         By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                Pursuant to the Advisory Agreement, the Fund pays to the Investment Adviser, on a monthly basis, an advisory fee equal to 1.5% per annum of the Fund's average daily net assets.

               The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and may have numerous advisory clients in addition to the Fund.

THE ADMINISTRATION AGREEMENT
         The  Board of  Trustees  of the Trust has  approved  an  Administration
Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Fund with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's book of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

         Pursuant to the Administration Agreement, the Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to 1% per annum of the Fund's average daily net assets.

         The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (1) by vote of the Board of Trustees of the Trust, or (2) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

MAXUS INFORMATION SYSTEMS, INC.
         Maxus Information Services, Inc. ("Maxus"), The Tower at Erieview,36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares and act as dividend and distribution disbursing agent. Maxus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Maxus to perform its duties. For the performance of these services, the Investment Adviser (not the Fund) pays Maxus a fee which will vary with the number of States in which the Fund elects to do business; a fee for transfer agency and shareholder services at the annual rate per shareholder account of the Fund (subject to a minimum fee); and a monthly fee for accounting and pricing services which will vary according to the Fund's average net assets during such month (subject to a minimum fee). Maxus is a wholly owned subsidiary of Resource Management, Inc., an Ohio corporation with interests primarily in the financial services industry.

                             SECURITIES TRANSACTIONS

         The Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Fund's portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

         The Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts.

         The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the "third market" (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

         Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Fund to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions. The Fund will not pay mark-ups.

         The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES


CALCULATION OF SHARE PRICE
         The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time), on each day the Fund is open for business. Net asset value is determined on every day except Saturdays, Sundays and the following holidays: New Year's Day, <Martin Luther King Day,> President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value also may be determined on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.


         In valuing the Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES
         Orders for shares received by the Fund in proper form prior to the close of business on the New York Stock Exchange (the "Exchange") on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the Exchange at day's end. Orders received in proper form after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES
         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder's redemption request is made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

         The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.

REDEMPTION IN  KIND
         Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.


                             PERFORMANCE INFORMATION

         The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

         For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                 P (1+T) n = ERV
Where:
         P = a hypothetical  initial  payment of $1,000
         T = average annual total return
         n = number of years (1, 5, or 10)
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year period, at the end of such period (or fractional portion thereof).

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

         The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

         The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

         A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Small Company Growth Funds category. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                                      TAXES

         The Fund has elected, and intends to qualify annually, for the special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures and forward contracts on foreign currencies) not directly related to the business of investing in stocks and securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

         As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) and its net capital gain (not taking into account any capital gains or losses from sales and exchanges) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

         Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includible in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

         The Fund may invest as much as5% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.

         The Fund may also be subject to special rules under the Code that apply to income derived from stock issued by a "passive foreign investment company" (or PFIC), which might subject the Fund to a non-deductible federal income tax. The Fund may be able to avoid this tax by electing to be taxed on its share of the PFIC's income (whether or not such income is actually distributed by the PFIC). The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC before an investment is made, however, the Fund may incur the PFIC tax in some instances.

         Under the Code, upon disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income.

         Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the amount of dividends or capital gains distributions, which are expected to be or have been announced.

         Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Fund will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. No law firm has expressed an opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

                                    CUSTODIAN

         Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                                    AUDITORS

         The firm of McCurdy & Associates CPA's, Inc. 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for the Fund. McCurdy & Associates will perform an annual audit of the Fund's financial statements and will advise the Fund as to certain accounting and tax matters.

                               FINANCIAL STATEMENT


To The Shareholders and Trustees
The Boyle Fund

We have audited the accompanying statement of assets and liabilities of The Boyle Fund (comprised of The Boyle Marathon Fund) as of January 30, 1998. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of January 30, 1998, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The Boyle Marathon Fund as of January 30, 1998, in conformity with generally accepted accounting principles.



/S/ McCurdy & Associates

McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 30, 1998

            THE BOYLE FUND
            STATEMENT OF ASSETS AND LIABILITIES
            JANUARY 30, 1998




                                              The Boyle
                                            Marathon Fund
                                            -------------
ASSETS:
  Cash in Bank                                 $100,000
  Organization Costs                             16,147
    Total Assets                                116,147



LIABILITIES:
  Note Payable                                   16,147
    Total Liabilities                            16,147



NET ASSETS                                     $100,000


NET ASSETS CONSIST OF:
  Capital Paid In                              $100,000


OUTSTANDING SHARES
  Unlimited Number of Shares
  Authorized Without Par Value                   10,000


NET ASSET VALUE PER SHARE                           $10

OFFERING PRICE PER SHARE                            $10



See Accountants' Audit Report


            THE BOYLE FUND
            NOTES TO FINANCIAL STATEMENTS
            January 30, 1998

1.  ORGANIZATION
    The Boyle Fund (the "Trust") is an open-end management invest ment company organized as a business trust under the laws of the State of Delaware by a Declaration of Trust dated October 24, 1997. The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which presently consist of one series of shares for The Boyle Marathon Fund.

    The Fund uses an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 10,000 Shares of The Boyle Marathon Fund have taken place to date.

2. RELATED PARTY TRANSACTIONS As of January 30, 1998, all of the outstanding shares of the Fund were owned by Michael J. and Joanne E. Boyle. A share-holder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. Boyle Management & Research, Inc. is controlled by Michael J. Boyle, the Chairman of the Fund.

    Boyle Management & Research, Inc., the Fund's investment adviser, is registered as an investment adviser under the Investment Advisers Act of 1940.

    As compensation for Boyle Management & Research, Inc.'s services rendered to the Fund, such Fund pays a fee, computed and paid monthly, at an annual rate of 1-1/2% of the Fund's daily net assets. This fee is higher than that paid by most other investment companies.

3.  CAPITAL STOCK AND DISTRIBUTION
    At January 30, 1998, an unlimited number of shares were autho rized and paid in capital amounted to $100,000 for The Boyle Marathon Fund. Transactions in capital stock were as follows:

    Shares Sold:
      The Boyle Marathon Fund                      10,000

    Shares Redeemed:
      The Boyle Marathon Fund                           0

    Net Increase:
      The Boyle Marathon Fund                      10,000

    Shares Outstanding:
      The Boyle Marathon Fund                      10,000


4.  NOTE PAYABLE
    Note payable consists of a note payable to Boyle Management & Research, Inc. at 8% payable monthly for five years for the Fund.

    These notes are stated at cost. The Fund does not believe it is practicable to estimate fair value as the cost to provide such value would exceed the benefit.

    The principle due for the next five years for each Fund.

                FYE 1997          $ 1,345
                    1998            3,229
                    1999            3,229
                    2000            3,229
                    2001            3,229
                    2002            1,886
                                  $16,147

5.  ORGANIZATION COSTS
    Organization costs are being amortized on a straight line basis over a five-year period.

    In the event the initial shareholders redeem their funds prior to the time that the organization costs have been fully amortized, the redemptions will be reduced by an amount equal to the unamortized portion of the organization costs.

                            MISCELLANEOUS INFORMATION

                  This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

                  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

 PART C  OTHER INFORMATION  - -   Financial Statements and Exhibits

(a)      Financial Statement- - Balance Sheet of the Fund dated January 30, 1998

(b)      Exhibits

            (1)   Certificate of Trust *

            (2)   By-Laws *

            (3)   Inapplicable

            (4)   Inapplicable

            (5)   Advisory Agreement - Boyle Management and Research, Inc. *

            (6)   Inapplicable

            (7)   Inapplicable

            (8)   Custody Agreement with Fifth Third Bank*

            (9)   Administration Agreement with Boyle Management and Research,
                  Inc.*

           (10)   Opinion and Consent of Counsel relating to Issuance of Shares*

           (11)   Consent of Independent Public Accountants

           (12)   Inapplicable

           (13)   Agreement Relating to Initial Capital *

           (14)   Prototype Individual Retirement Account*

           (15)   Inapplicable

           (16)   Inapplicable

           (17)   Financial Data Schedule for Electronic Filers

           (18)   Inapplicable

    *  Previously filed.

ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.

                  No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES.

                  As of February 19, 1998, the only holder of securities of the Fund was Michael J. and Joanne E. Boyle. Boyle Management and Research, Inc.is controlled by Michael J. Boyle, Trustee and President of the Trust and Joanne E. Boyle, Trustee and Chief Financial Officer of the Trust.

ITEM 27.          INDEMNIFICATION.

                  Under section 3817(a) of the Delaware Business trust Act, a Delaware Business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to Article V of the Certificate of Trust of The Boyle Fund (the "Trust")(Exhibit 1) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability to the maximum extent permitted by law. Further, reference is also made to Section
                  11.1 the By-Laws of the Trust (Exhibit 2), which provides that the Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2,
                  1980).

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                  Indemnification provisions exist in the Investment Advisory and Management Agreement, Administration Agreement and Custodian Agreement which agree to indemnify the parties the agreements for all actions related to their official duties except for actions taken in bad faith, gross negligence, or willful misfeasance, or willful disregard of his or her duties.


ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT
                  ADVISER

                  (a) Michael J. Boyle was a self employed consultant from January 1997 to October 1997; prior to that, Mr. Boyle was Senior Counsel with Harris Corporation, an electronics and communication company headquartered in Melbourne, Florida from July 1996 to January 1997; prior to that, Mr. Boyle was a Vice-President of Business Development for an operating division of Harris Corporation from April 1990 to June 1996.

                  (b) Joanne E. Boyle was President of Deck the Walls, a privately owned retail store in Melbourne, Florida from August 1983 to December 1997.




ITEM 29.          PRINCIPAL UNDERWRITERS.

                  (a)      Inapplicable

                  (b)      Inapplicable

                  (c)      Inapplicable

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.

                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 2062 Jackson Street, San Francisco, California 94109, at the offices of the Registrant's Transfer Agent located at The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, and at the offices of the Custodian at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

ITEM 31.          MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A AND B.

                  Inapplicable

ITEM 32.          UNDERTAKINGS.

                  (a) Inapplicable

                  (b) The Registrant undertakes to file a post-effective amendment, using reasonably current financial statements, which need not be certified, within four to six months from the effective date of the Registrant's Registration Statement under the Securities Act of 1933.

                  (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on the 19th of February 1998.

                                 THE BOYLE FUND
                            By: /S/ Michael J. Boyle
                           Michael J. Boyle, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
    SIGNATURE                    TITLE                                DATE

/S/ MICHAEL J. BOYLE             President and                 February 19, 1998
--------------------             Trustee
 ....................
Michael J. Boyle


/S/ JOANNE E. BOYLE              Chief Financial Officer       February 19, 1998
-------------------              and Trustee
 ...................
Joanne E. Boyle


/S/ JAMES A. HUGHES, JR.         Trustee                       February 19, 1998
------------------------
 ........................
James A. Hughes, Jr.


/S/ EDWARD LOFTUS                Trustee                       February 19, 1998
-----------------
 .................
Edward Loftus

INDEX TO EXHIBITS

(1) Certificate of Trust *

(2)  By-Laws of the Trust*

(3)  Inapplicable

(4)  Inapplicable

(5)  Advisory Agreement with Boyle Management and Research, Inc. *

(6)  Inapplicable

(7)  Inapplicable

(8)  Custody Agreement with Fifth Third Bank *

(9)  Administration Agreement with Boyle Management and Research, Inc.*

(10) Opinion and Consent of Counsel relating to issuance of shares*

(11) Consent of Independent Public Accountants

(12) Inapplicable

(13) Agreement Relating to Initial Capital*

(14) Prototype Individual Retirement Account *

(15) Inapplicable

(16) Inapplicable

(17) Financial Data Schedule

(18) Inapplicable

*    Previously filed.

                                   EXHIBIT 11
                    Consent of Independent Public Accountants

       As independent public accountants, we hereby consent to the use in this Post-effective Amendment No. 1 to the Registration Statement for The Boyle Fund of all references to our firm included in or made a part of this Amendment.




  McCurdy & Associates CPA's, Inc.
  February 19, 1998




                                   EXHIBIT 17
                             Financial Data Schedule